Exhibit 13.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER OR EQUIVALENT
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The certification set forth below is submitted in connection with Futuremedia PLC’s Form 20-F annual report for fiscal year ended April 30, 2006 (the “Report”) pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code.

I, Leonard M. Fertig, Chief Executive Officer of Futuremedia PLC, certify that:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

2.     The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of Futuremedia PLC.

Date: November 14, 2006

/s/ Leonard M. Fertig
Leonard M. Fertig, Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Futuremedia PLC and will be retained by Futuremedia PLC and furnished to the Securities and Exchange Commission or its staff upon request.